                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 13, 2003


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



           INDIANA                   333-06489                43-1664986
           INDIANA                                            35-2100872
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


                           ONE BUFFINGTON HARBOR DRIVE
                            GARY, INDIANA 46406-3000
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (219) 977-7823

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         99 Earnings Press Release for the quarter ended June 30, 2003, issued August 13, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 13, 2003, the Registrant issued a press release setting forth its financial results for the quarter ended June 30, 2003. The Registrant's press release dated August 13, 2003 is attached as Exhibit 99.1 to this Form 8-K.


         In addition to the presentation of the Registrant's reported net income, the financial information included in the press release includes a presentation of earnings from operations before interest, taxes, depreciation and amortization (EBITDA). The Registrant believes this information is helpful to investors in measuring the performance of the business and the Registrant's ability to service its indebtedness, and provides a more meaningful comparison of such performance to other casino owners and operators who report similar measures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  August 13, 2003                  THE MAJESTIC STAR CASINO, LLC


                                   By:    /s/ JON S. BENNETT
                                        ----------------------------------------
                                        Jon S. Bennett, Chief Financial Officer

                                   THE MAJESTIC STAR CASINO CAPITAL CORP.


                                   By:    /s/ JON S. BENNETT
                                        ----------------------------------------
                                        Jon S. Bennett, Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99 Earnings Press Release for the quarter ended June 30, 2003, issued August 13, 2003.